UNITED STATES
                    Securities and Exchange Commission
                           Washington, DC 20549

                                FORM 8-K
                              CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: October 22, 2001

                         GRIFFIN INDUSTRIES, INC
            (Exact name of registrant as appears on the charter)

         Maryland                                           91-1869317
(State or other jurisdiction   (Commission                (IRS Employer
    of incorporation)          File Number)             Identification No.)


1111 Third Avenue Tower
25th floor
Seattle, WA                                                98101
(Address of principal                                     (Zip Code)
executive offices)

Registrant's telephone number, including area code: (206) 326-8090
































Item 4. Changes in Registrant's Certifying Accountants

At a meeting held on October 17,2001, the Board of Directors of the Company approved the engagement of Davidson & Company as its independent auditors for the fiscal year ending December 31, 2001 to replace the firm of Ernst & Young LLP, who resigned as auditors of the Company effective
October 15, 2001. The audit committee of the Board of Directors approved the change in auditors on October 17, 2001.

The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the report on the 2000 financial statements, which contained a qualification as to uncertainty to the effect that the registrant's recurring losses from operations raised substantial doubt about its ability to continue as a going concern. The 2000 financial statements did not include any adjustments that might result from the outcome of this uncertainty. The report on the 1999 financial statements did not contain any qualification as to uncertainty.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 2000 and 1999, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report.

The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated October 22, 2001 is filed as Exhibit 1 to this Form 8-K.

Item 7. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.
    None

(b) Pro forma financial information.
    None

(c) Exhibits. The exhibits shall be furnished in accordance with the provisions of Item 601 of Regulation S-K ( 229.601 of this chapter).

    Letter dated October 22, 2001, from Ernst & Young LLP to the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           GRIFFIN INDUSTRIES INC.

                         By: /s/ Landon Barretto
                         ------------------------
                                 Landon Barretto
Date October 22, 2001            President and CEO











October 22, 2001

PRIVATE & CONFIDENTIAL

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C., 20549

Dear Sir/Madam:

We have read Item 4 of Form 8-K dated October 22, 2001, of Griffin Industries, Inc. and are in agreement with the statements contained in
Item 4 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

Very truly yours,



/s/ Ernst & Young LLP